UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 19, 2007

Cytokinetics, Incorporated
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50633	94-3291317
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

280 East Grand Avenue, South San Francisco, California		94080
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(650) 624 - 3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On June 18, 2007, Cytokinetics, Incorporated (the "Company") and Glaxo Group Limited ("GSK"), a GlaxoSmithKline company, executed an amendment to their Collaboration and License Agreement dated June 20, 2001 (the "Collaboration Agreement"). The amendment is effective as of June 19, 2007.

Pursuant to the Collaboration Agreement, the Company formed a strategic alliance with GSK to discover, develop and commercialize novel small molecule compounds targeting mitotic kinesin targets for potential applications in the treatment of cancer and other diseases. In November 2006, the Company and GSK amended the Collaboration Agreement to provide the Company with the right to assume responsibility, at its expense, for all continued research, development and commercialization of inhibitors of kinesin spindle protein, including ispinesib (SB-715992) and SB-743921, and other mitotic kinesins, except for centromere-associated protein E ("CENP-E") which remains the subject of collaborative research efforts under the Collaboration Agreement. The Company’s development of ispinesib and SB-743921 is subject to GSK’s option to resume responsibility for the development and commercialization of either or both drug candidates during a defined period. A further description of the material terms of the Collaboration Agreement is set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, as filed with the Securities and Exchange Commission on March 12, 2007.

The June 18, 2007 amendment extends the research term under the Collaboration Agreement for an additional year through June 19, 2008, to facilitate continued research activities under an updated research plan focused towards the mitotic kinesin CENP-E. Under the amendment, GSK will have no obligation to reimburse the Company for its full-time employee equivalents during the extension of the research term. A copy of the amendment is attached to this Current Report on Form 8-K as Exhibit 10.64, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following Exhibits are filed as part of this Current Report on Form 8-K:

Exhibit No. Description
------------------------
10.64* Letter Amendment to the Collaboration Agreement, dated June 18, 2007, by and between the Company and Glaxo Group Limited, a GlaxoSmithKline company.

* Pursuant to a request for confidential treatment, portions of this Exhibit have been redacted from the publicly filed document and have been furnished separately to the Securities and Exchange Commission as required by Rule 24b-2 under the Securities and Exchange Act of 1934.

99.1 Extension of Research Term Press Release, dated June 19, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cytokinetics, Incorporated

June 19, 2007	By:	/s/ Sharon Surrey-Barbari

Name: Sharon Surrey-Barbari
Title: Senior Vice President, Finance and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.64	* Letter Amendment to the Collaboration Agreement, dated June 18, 2007, by and between the Company and Glaxo Group Limited, a GlaxoSmithKline company.
* Pursuant to a request for confidential treatment, portions of this Exhibit have been redacted from the publicly filed document and have been furnished separately to the Securities and Exchange Commission as required by Rule 24b-2 under the Securities and Exchange Act of 1934.
99.1	Extension of Research Term Press Release, dated June 19, 2007.